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                             JASON INCORPORATED

411 East Wisconsin Avenue   -   Suite 2500   -   Milwaukee, WI  53202

                                  PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Vincent Martin and Mark Train, or either of them, as Proxies, each with full power of substitution for himself, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Jason Incorporated held of record by the undersigned on March 6, 1995, and which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 26, 1995 and any or all adjournments thereof, with like effect as if the undersigned were personally present and voting.

1.      ELECTION OF DIRECTORS:

  ___ FOR all nominees listed below         ___ WITHHOLD AUTHORITY
(except as marked to the contrary below)  to vote for all nominees listed below

Vincent Martin, Mark Train, Frank Jones, Wayne Oldenburg, Wayne Fethke, David Drury

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


2. TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR 1995.

                 FOR  ___      AGAINST ___     ABSTAIN ___

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Properly executed Proxies received by the Company will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of all six nominees listed for director and FOR Proposal 2. If other matters properly come before the meeting, this Proxy will be voted in accordance with the best judgement of the Proxies appointed.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith dated March 17, 1995.

Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Dated ___________________________________________, 1995


Signature


Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.